SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                           FORM 8-K/A


                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


               Date of Report:  February 11, 2002


                 Commission File Number 1-12202


                 NORTHERN BORDER PARTNERS, L.P.
     (Exact name of registrant as specified in its charter)



                 DELAWARE                     93-1120873
     (State or other jurisdiction of       (I.R.S. Employer
      incorporation or organization)     Identification Number)



              Enron Building
            1400 Smith Street
              Houston, Texas                     77002
          (Address of principal                (Zip code)
            executive offices)


                         (713)  853-6161
                 (Registrant's telephone number,
                      including area code)



ITEM 7.   EXHIBITS

          99.3   Letter of Arthur Andersen dated February 11, 2002.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   NORTHERN BORDER PARTNERS, L.P.
                                   (A Delaware Limited Partnership)

Date:  February 13, 2002           By:  JERRY L. PETERS
                                        Jerry L. Peters
                                        Chief Financial & Accounting Officer




                          EXHIBIT INDEX



Exhibit No.

   99.3      Letter of Arthur Andersen dated February 11, 2002.